UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	JUNE 29, 2004

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	NOT APPLICABLE

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA	L6T 5P6

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	905-863-0000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On October 14, 2004, Nortel Networks Corporation (the “Company”) issued a press release (the “Press Release”) which, among other things, updated information concerning the timing of implementation of certain matters under the existing agreement between the Company and Flextronics with respect to the Company’s divestiture of certain manufacturing operations and related activities to Flextronics, previously announced in the press release attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated and filed with the United States Securities and Exchange Commission on July 6, 2004. The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

(c)     Exhibits

           99.1        Press Release issued by the Company on October 14, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION
By:	/s/ William R. Kerr
William R. Kerr
Chief Financial Officer

By:	/s/ Blair F. Morrison
Blair F. Morrison
Assistant Secretary

Dated: October 18, 2004

EXHIBIT INDEX

Exhibit No.     Description

          99.1        Press Release issued by the Company on October 14, 2004.